Exhibit 99.1

Liberty Global and Infosys Expand Strategic Collaboration to Bring AI-Powered Digital Entertainment to Customers Worldwide and Drive Significant Efficiencies on Technology Costs

London, United Kingdom & Denver, Colorado – August 15, 2023:

Liberty Global plc (‘Liberty Global’) (NASDAQ: LBTYA, LBTYB and LBTYK), one of the world's leading converged video, broadband and communications companies, and Infosys (NSE, BSE, NYSE: INFY), a global leader in next-generation digital services and consulting, today announced that they have expanded their collaboration to evolve and scale Liberty Global's cutting-edge digital entertainment and connectivity platforms.

Building on their existing multi-year collaboration which has successfully supported Liberty Global's technology services platforms since February 2020, the companies will significantly expand the program, with Infosys taking over build and operations of Liberty Global's award-winning Horizon entertainment and connectivity platforms. By bringing the scale and breadth of Infosys, including cutting-edge technologies such as Infosys TopazTM AI offering, the expanded collaboration ensures continued operational excellence, a highly scalable development engine for new features and capabilities, and efficiencies for Liberty Global.

The parties have entered into an initial 5-year agreement, with an option to extend to 8 years and beyond. Infosys will provide services to Liberty Global estimated at €1.5bn over the initial 5-year term and at €2.3bn if the contract is extended to 8 years. The collaboration allows Liberty Global to realize run-rate savings in excess of €100 million per annum, inclusive of other savings and technology investments.

In addition, Liberty Global is licensing these platforms to Infosys so the digital services provider can offer best-in-class services to new operators and new markets outside the Liberty Global family. This will potentially enable millions of new customers, around the world, to experience next-generation digital entertainment and connectivity services through Horizon for the first time. Liberty Global will continue to control product roadmaps and retain all intellectual property for the Horizon entertainment and connectivity platforms.

The expanded collaboration will additionally create exciting career opportunities for more than 400 Liberty Global employees joining Infosys, who will benefit from its global scale and reach. Under the terms of the business arrangements, senior executives and technology teams from Liberty Global's Product, Technology Development Service Delivery Group, Network & Shared Operations and Security Groups will transition to Infosys. They will benefit from global business exposure, scale, and wider career advancement opportunities. They will also play an important role in shaping the future of Infosys' communications, media and entertainment business and add significantly to its engineering capabilities.

Mike Fries, CEO, Liberty Global, said, "Strengthening and expanding our collaboration with Infosys gives our best-in-class solutions new scale with the ability to reach many more markets and bring positive experiences to more customers. And while it produces substantial central cost savings over time, it also provides excellent opportunities for our talent to grow their specialist skills and nurture impactful careers with Infosys. We look forward to working together to accelerate innovation and make our entertainment solutions even more powerful and engaging as new generations of digital-first customers continue to demand more from us all."

Salil Parekh, CEO & MD, Infosys, said, "We are excited to bring Infosys Topaz™ to enable transformative AI-first capabilities to complement the cloud-first digital foundation we have laid for Liberty Global using Infosys Cobalt. This will unveil a new chapter in our joint journey of innovation as we reimagine entertainment and the connectivity experience for millions of global consumers. The strength of our global operations will also help the business scale across markets. As we prepare to welcome new talent and teams of innovators to Infosys, we look forward to building on the trust that Liberty Global has in us."

Enrique Rodriguez, CTO, Liberty Global, said, "Our collaboration with Infosys started a few years ago, and since then we've made great progress in jointly establishing our best-in-class entertainment and connectivity platforms. This expansion of our relationship is the right next step to further strengthen the performance of our digital-first entertainment and connectivity solutions, scale their reach and impact, even as we chart the next round of innovations that we will drive together."

Anand Swaminathan, Executive Vice President – Global Head of Communications, Media & Technology, Infosys, added, "Infosys’ collaboration with Liberty Global will deliver state-of-the-art, AI-powered entertainment solutions-as-a-service that will bring great flexibility to 10 million Liberty Global customers. We will also offer these platforms as a powerful choice to other telecom clients. We are excited to welcome Liberty Global's specialist talent to Infosys to deliver on this ambitious program.”

The agreement is subject to regulatory approvals and consultations with relevant Works Councils.

About Liberty Global

Liberty Global (NASDAQ: LBTYA, LBTYB and LBTYK) is a world leader in converged broadband, video and mobile communications services. We deliver next-generation products through advanced fiber and 5G networks, and currently provide over 85 million connections* across Europe and the United Kingdom. Our businesses operate under some of the best-known consumer brands, including Virgin Media-O2 in the U.K., VodafoneZiggo in The Netherlands, Telenet in Belgium, Sunrise in Switzerland, Virgin Media in Ireland and UPC in Slovakia. Through our substantial scale and commitment to innovation, we are building Tomorrow’s Connections Today, investing in the infrastructure and platforms that empower our customers to make the most of the digital revolution, while deploying the advanced technologies that nations and economies need to thrive.

Our consolidated businesses generate annual revenue of more than $7 billion, while the VMO2 JV and VodafoneZiggo JV generate combined annual revenue of more than $17 billion.**

Liberty Global Ventures, our global investment arm, has a portfolio of more than 75 companies across content, technology and infrastructure, including strategic stakes in companies like ITV, Televisa Univision, Plume, AtlasEdge and the Formula E racing series.

* Represents aggregate consolidated and 50% owned non-consolidated fixed and mobile subscribers. Includes wholesale mobile connections of the VMO2 JV and B2B fixed subscribers of the VodafoneZiggo JV.

** Revenue figures above are provided based on full year 2022 Liberty Global consolidated results (excluding revenue from Poland) and the combined as reported full year 2022 results for the VodafoneZiggo JV and full year 2022 U.S. GAAP results for the VMO2 JV. For more information, please visit www.libertyglobal.com.

About Infosys

Infosys is a global leader in next-generation digital services and consulting. Over 300,000 of our people work to amplify human potential and create the next opportunity for people, businesses and communities. We enable clients in more than 56 countries to navigate their digital transformation. With over four decades of experience in managing the systems and workings of global enterprises, we expertly steer clients, as they navigate their digital transformation powered by cloud and AI. We enable them with an AI-first core, empower the business with agile digital at scale and drive continuous improvement with always-on learning through the transfer of digital skills, expertise, and ideas from our innovation ecosystem. We are deeply committed to being a well-governed, environmentally sustainable organization where diverse talent thrives in an inclusive workplace.

Visit www.infosys.com to see how Infosys (NSE, BSE, NYSE: INFY) can help your enterprise navigate your next.

Safe Harbor

Certain statements in this release concerning our future growth prospects, or our future financial or operating performance are forward-looking statements intended to qualify for the 'safe harbor' under the Private Securities Litigation Reform Act of 1995, which involve a number of risks and uncertainties that could cause actual results or outcomes to differ materially from those in such forward-looking statements. The risks and uncertainties relating to these statements include, but are not limited to, risks and uncertainties regarding the execution of our business strategy, our ability to attract and retain personnel, our transition to hybrid work model, economic uncertainties, technological innovations such as Generative AI, the complex and evolving regulatory landscape including immigration regulation changes, our ESG vision, our capital allocation policy and expectations concerning our market position, future operations, margins, profitability, liquidity, capital resources, and our corporate actions including acquisitions. Important factors that may cause actual results or outcomes to differ from those implied by the forward-looking statements are discussed in more detail in our US Securities and Exchange Commission filings including our Annual Report on Form 20-F for the fiscal year ended March 31, 2023.  These filings are available at www.sec.gov. Infosys may, from time to time, make additional written and oral forward-looking statements, including statements contained in the Company's filings with the Securities and Exchange Commission and our reports to shareholders. The Company does not undertake to update any forward-looking statements that may be made from time to time by or on behalf of the Company unless it is required by law.

For more information

Liberty Global

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